STATE STREET INSTITUTIONAL INVESTMENT TRUST

State Street Target Retirement 2045 Fund

Class I (SSDDX)

Class K (SSDEX)

Supplement dated October 16, 2020 to the Prospectus and Summary Prospectus, each dated April 30, 2020, as may be revised and/or supplemented from time to time

•	Effective immediately, the “Average Annual Total Returns” table in the “Performance” section of the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

Average Annual Total Returns (for periods ended 12/31/19)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	One Year	Five Years	Since Inception	Inception Date
Class I				9/30/2014
Return Before Taxes	25.45%	8.39%	8.42%
Return After Taxes on Distributions	23.57%	7.46%	7.39%
Return After Taxes on Distributions and Sale of Fund Shares	16.18%	6.44%	6.40%
Class K	25.49%	8.40%	8.44%	9/30/2014
State Street Target Retirement 2045 Composite Index (reflects no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	25.68%	8.52%	8.61%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	12.13%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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